Exhibit 10.15

Form of Subscription Agreement

This subscription (this “Subscription”) is dated June ___, 2015, by and between the investor identified on the signature page hereto (the “Investor”) and NAC Global Technologies, Inc, a Nevada corporation (the “Company”), whereby the parties agree as follows:

1.             Subscription.

Investor agrees to buy and the Company agrees to sell and issue to Investor such number of Units (the “Units” and each a “Unit”). each Unit consisting of one share of common stock, par value $0.001 per share (the “Common Stock”), two Series A Warrants (the “Series A Warrants”) each to purchase one share of common stock, and one Series B Warrant (the “Series B Warrant”; the Series A Warrant and the Series B Warrant, collectively, the “Warrants”) to purchase one share of common stock (and the shares of common stock issuable from time to time upon exercise of the offered warrants). , as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of the aggregate number of Units the Investor has agreed to purchase and (y) the purchase price per Unit as set forth on the signature page hereto. The Purchase Price is set forth on the signature page hereto.

The Units have been registered on a Registration Statement on Form S-1, Registration No. 333-200969 (the “Registration Statement”). The Registration Statement has been declared effective by the Securities and Exchange Commission (the “Commission”) and is effective on the date hereof. A final prospectus supplement will be delivered to the Investor as required by law.

The completion of the purchase and sale of the Units (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Alexander Capital, L.P. (the “Placement Agent”), in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon satisfaction or waiver of all the conditions to closing set forth in the Agreement, at the Closing, (i) the Investor shall pay the Purchase Price by wire transfer of immediately available funds to the Company’s bank account per wire instructions as provided by the Company, and (ii) the Company shall cause the Units to be delivered to the Investor with the delivery of the Common Stock to be made through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or, if requested by the Investor on the signature page hereto, through the physical delivery of certificates evidencing the Common Stock to the residential or business address indicated thereon) and the Warrants to be physically delivered to the Investor by the Company.

2.             Miscellaneous.

This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription.

NAC GLOBAL TECHNOLOGIES, INC.

	By:	____________________________________
Name:
Number of Units:____________________________ Purchase Price per Unit: $____________________ Aggregate Purchase Price: $____________________		Title: Address for Notice: NAC Global Technologies, Inc. 4720 Salisbury Road Jacksonville, Florida 32256

INVESTOR: ________________________________

By: ________________________________________
Name:
Title:

Select method of delivery of Common Stock:

o DWAC DELIVERY
DWAC Instructions:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Common Stock are maintained):	_____________________________________

DTC Participant Number:	_____________________________________

Name of Account at DTC Participant being credited with the Common Stock:	_____________________________________

Account Number at DTC Participant being credited with the Common Stock:	_____________________________________

o PHYSICAL DELIVERY OF CERTIFICATES
Delivery Instructions:

Name in which Common Stock should be issued: _______________________________________

Address for delivery:

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: _____________________

o PHYSICAL DELIVERY OF Warrants
Delivery Instructions:

Name in which Warrants should be issued: _______________________________________

Address for delivery:

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: _____________________